Exhibit 10.5

U.S. Lighting Group, Inc.

34099 Melinz Parkway, Unit E

Eastlake, OH 44095

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

U.S. Lighting Group, Inc., a Florida corporation (the “Company”), intends to raise up to $750,000.00 in a private offering (the “Offering”) of Convertible Promissory Notes (the “Notes” in the form annexed hereto) to be offered and sold on a “private placement” basis to a limited number of persons who qualify as “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is made in reliance upon an exemption from registration under the federal securities laws provided by Rule 506(b) of Regulation D of the Securities Act of 1933, as amended. The minimum subscription in the Offering is $25,000, which minimum may be waived at the Company’s discretion. Additionally, the Company, in its sole discretion, may waive or increase the maximum amount, without notice to prospective investors or Purchasers in the Offering.

Purchaser understands that purchaser’s rights and responsibilities as an investor will be governed by the terms and conditions of, and each person considering subscribing for the Notes should review, the following:

●	this subscription agreement (the “Subscription Agreement”);
●	the Convertible Promissory Note (in the Form annexed hereto as Exhibit A”);
●	risk factors attached as Exhibit B; and
●	Unaudited Financial Statements of the Company for the quarter ended June 30, 2019 along with OTC Management Disclosure Statement filed by the Company with OTC Markets (as attached hereto as Exhibit C).

This Subscription Agreement is one of a number of such subscriptions for Notes. By signing this Subscription Agreement and returning it to the Company together with payment of the Purchase Price by wire transfer (in accordance with instructions attached hereto as Exhibit A), Purchaser offers to purchase and subscribe from the Company the principal amount of Notes on the terms specified herein. The Company reserves the right, in its complete discretion, to reject any subscription offer or to reduce the principal amount of Notes allotted to a Purchaser. If this offer is accepted, the Company will execute a copy of this Subscription Agreement and return it, together with Note being purchased. The Subscription proceeds must accompany this Agreement and shall be paid by wire transfer of immediately available funds in U.S. dollars (or in the form of a personal or cashier’s check) in accordance with the wire and delivery instructions attached hereto as Exhibit D.

The Notes are being offered for sale on a “best efforts” basis. Accordingly, no minimum principal amount of Notes will need to be subscribed for in order for the Company to consummate the sale of any of the Notes and utilize the proceeds therefrom.

The Notes will be offered by executive officers and directors of the Company, who will not be compensated therefor. The Company may however, also pay FINRA member firms and other qualified parties that assist the Company in the placement of the Shares, customary cash commissions for Shares placed by them.

The Offering will end on September 1, 2020 unless extended or earlier terminated by the Company at any time.

The Company also reserves the right to withdraw, cancel or modify the Offering and to reject any subscriptions, in whole or in part, in its sole discretion. In the event a subscription is rejected by the Company, all funds delivered with such subscription will be returned to the prospective investor as soon as practicable without interest thereon or deduction therefrom

1. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that:

(a)  Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act because Purchaser qualifies within one of the following categories (please initial the appropriate category):

(i) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds $1,000,000 (Note: For purposes of calculating “net worth” under this paragraph: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability); or

(ii) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(iii) Any entity in which all of the equity owners meet the requirements for being “accredited investors;” or

(iv) An individual or entity that meets the requirements of one of the other categories of an “accredited investor” set forth in Rule 501(a) of Regulation D under the Securities Act (please specify category):

(b) Purchaser (i) has adequate means of providing for Purchaser’s current needs and possible contingencies and Purchaser has no need for liquidity of Purchaser’s investment in the Notes; (ii) can bear the economic risk of losing the entire amount of Purchaser’s investment in the Notes:, and (iii) has such knowledge and experience that Purchaser is capable of evaluating the relative risks and merits of this investment. The purchase of the Notes is consistent, in both nature and amount, with Purchaser’s overall investment program and financial condition.

(c) Purchaser is a sophisticated, experienced investor, capable of determining and understanding the risks and merits of this investment.

(d) Purchaser has received and read, and is familiar with this agreement and all attachments. All other publicly available documents pertaining to the Company and the Notes requested by Purchaser have been made available or delivered to Purchaser.

(e) Purchaser understands that risks are implicit in the business of the Company, including without limitation, those set forth in this agreement and all attachments. Among other things, Purchaser understands that there can be no assurance that the Company will be able to obtain the funds necessary to fully implement its business plan or that the Company will ever be profitable.

(f) Other than as set forth in this Subscription Agreement, no person or entity has made any representation or warranty whatsoever with respect to any matter or thing concerning the Company and the offer and sale of the Notes and Purchaser is purchasing the Notes based solely upon Purchaser’s own investigation and evaluation.

(g) Purchaser understands that neither the Notes nor the shares of common stock underlying the Notes have been registered under the Securities Act or applicable state securities laws.

(h) The Notes are being acquired solely for Purchaser’s own account, for investment and are not being purchased with a view to or for their resale or distribution.

(i) Purchaser acknowledges that the net proceeds from the sale of the Notes are being used for the Company’s working capital and general corporate purposes.

(j) Purchaser is aware of the following:

(i)	The Notes are a speculative investment which involves a high degree or risk;

(ii)	An investment in the Notes is not readily transferable and it may not be possible for Purchaser to liquidate the investment;

(iii)	Until registered under the Securities Act and applicable state securities laws, there are substantial restrictions on the transferability of the shares of common stock underlying the Note under the Securities Act and applicable state securities laws; and

(iv)	No federal or state agency has made any finding or determination as to the fairness of the Notes for public investment nor any recommendation or endorsement of the Notes.

(k) Purchaser has the full right, power and authority to execute and deliver this Subscription Agreement and perform Purchaser’s obligations hereunder.

(l) No approval, authorization, consent, order of other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Subscription Agreement by Purchaser or the consummation of the sale and purchase of the Notes.

(m) Non-reliance.

(i)	The Purchaser represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Notes, it being understood that information and explanations related to the terms and conditions of the Notes and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Notes.

(ii)	The Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Notes, or (B) made any representation to the Purchaser regarding the legality of an investment in the Notes under applicable legal investment or similar laws or regulations. In deciding to purchase the Notes, the Purchaser is not relying on the advice or recommendations of the Company and the Purchaser has made its own independent decision that the investment in the Notes is suitable and appropriate for the Purchaser.

(n) The Purchaser acknowledges careful review of this Subscription Agreement and the Exhibits, and is familiar with the business and operations of the Company all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and this Subscription Agreement and the Exhibits, and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands this Subscription Agreement and the Exhibits, and the undersigned has had the opportunity to discuss any questions regarding any of this Subscription Agreement and the Exhibits, with its counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in this Subscription Agreement and the Exhibits. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in this Subscription Agreement and the Exhibits. The undersigned does not desire to receive any further information.

(o) In making the decision to invest in the Notes the Purchaser has relied solely upon the information provided by the Company in this Subscription Agreement and the Exhibits. To the extent necessary, the Purchaser has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Subscription Agreement and the purchase of the Notes hereunder. The Purchaser disclaims reliance on any statements made or information provided by any person or in the course of Purchaser’s consideration of an investment in the Notes other than this Subscription Agreement and the Exhibits.

(p) The Purchaser hereby represents that, except as expressly set forth in this Subscription Agreement and the Exhibits, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Purchaser is not relying on any information other than that contained in this Subscription Agreement and the Exhibits and the results of independent investigation by the Purchaser.

(q) The Purchaser acknowledges that the Offering may involve tax consequences and that the contents of this Subscription Agreement and the Exhibits do not contain tax advice or information. The Purchaser acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Notes.

3. Restrictions on Transferability. Purchaser understands that Purchaser may sell or otherwise transfer the shares of common stock underlying the Note only if registered under the Securities Act and applicable state securities laws or Purchaser provides the Company with an opinion of counsel acceptable to the Company to the effect that such sale or other transfer may be made in absence of registration under the Securities Act and applicable state securities laws. Any certificates or other documents evidencing the Shares will contain a restrictive legend reflecting these restrictions. Purchaser acknowledges that the Company is under no obligation to register the shares of common stock underlying the Note for resale under the Securities Act and applicable state securities laws. Purchaser further acknowledges that Purchaser understands that in general, the shares of common stock underlying the Note will bear a restrictive legend and be restricted from public resale pursuant to the exemption from registration afforded by Rule 144 under the Securities Act.

4. Indemnification. Purchaser agrees to indemnify and hold harmless the Company and its members, managers and officers against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, any and all expenses whatsoever, including attorneys’ fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty by Purchaser or breach or failure by Purchaser to comply with any covenant or agreement made by Purchaser in this Subscription Agreement.

5. Jurisdictional Notice. NEITHER THE NOTES NOR THE SHARES OF COMMON STOCK UNDERLYING THE NOTES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NEITHER THE NOTES NOR THE SHARES OF COMMON STOCK UNDERLYING THE NOTES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE NEITHER THE NOTES NOR THE SHARES OF COMMON STOCK UNDERLYING THE NOTES OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE MADE TO PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

6. Forward Looking Statements. This agreement and attachments contain forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements. Examples of forward-looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed products and services. In some cases, you can identify forward-looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Actual events or results may differ materially. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Subscription Agreement and the Exhibits to conform them to actual results.

 7. Termination of Agreement. If this Subscription Agreement is rejected by the Company, then this Subscription Agreement shall be null and void and of no further force and effect, no party shall have any rights against any other party hereunder, and the Company shall promptly return to Purchaser the funds delivered with this Subscription Agreement without interest thereon or deduction therefrom.

8. Miscellaneous.

(a) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This agreement supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(b) This Subscription Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment supplement or modification is sought.

(c) This Subscription Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Ohio, without giving effect to the application of the principles pertaining to conflicts of laws. Exclusive jurisdiction for any action arising under this Agreement shall be in a Federal or state court of competent subject matter jurisdiction in Ohio.

(d) The failure of any party at any time or times to require performance of any provision of this Subscription Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provisions.

(e) The invalidity, illegality or unenforceability of any provision or provisions of this Subscription Agreement will not affect any other provision of this Subscription Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provisions of this Subscription Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Subscription Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Subscription Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(f) Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Subscription Agreement, the successful party will be awarded reasonable attorneys’ fees at all trial and appellate levels, expenses and costs.

(g) This Subscription Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

(h) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), each of which will be deemed an original and all of which together will constitute one and the same instrument.

●  Ownership Information. Please print here the principal amount of Notes to be purchased, the Purchase Price and the exact name(s) in which the Notes will be issued.

Principal Amount of Note Being Purchased: $

Purchaser Name(s):

               Single Person

               Husband and Wife, as community property

               Joint Tenants (with right of survivorship)

               Tenants in Common

               Corporation or limited liability company

               Partnership

               Trust

               IRA

               Tax-Qualified Retirement Plan

● Trustee(s)/Custodian:

● Trust Date:

● Name of Trust:

● For the Benefit of:

Other:
(please explain)

Social Security or Tax I.D.:

Residence Address:

Street Address (If P.O. Box, include address for surface delivery if different than residence)

City	State/Province	Zip/Postal Code

Phone Numbers/Email Address:

Home:	( )

Cell:	( )

Facsimile:	( )

Email:

Shipping Address:

Street Address (If P.O. Box, include address for surface delivery if different than residence)

City	State/Province	Zip/Postal Code

Purchaser(s) Counterpart Signature Page

Date.

Signature(s).	Purchaser Name(s) (Print)

(Each co-owner or joint owner must sign. Names must be signed exactly as listed under “Purchaser Name(s)”)

Company Counterpart Signature Page

ACCEPTED:

U.S. LIGHTING GROUP, INC.

By:	Dated:

EXHIBIT A

Form of Convertible Promissory Note

EXHIBIT B

Risk Factors

The purchase of the Notes involves a high degree of risk and should be considered only by persons who can bear the risk of the loss of their entire investment.

The Company currently does not have enough working capital to satisfy its capital needs. The Company is dependent upon its management team to fund its ongoing operations, and cannot be certain that future financing will be available to it on acceptable terms when it needs it. The company can give no assurances that it will be able to sell any portion of this offering or that management will continue to fund its ongoing operations. This, along with the possibility of other factors and circumstances the company cannot predict, may require it to seek additional financing faster than anticipated. If the company is unable to obtain financing to meet its needs, the undersigned may lose of his investment.

Prospective investors are not to construe the contents of this memorandum as legal, business or tax advice. Each prospective investor should consult his own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning this offering.

The Company is not making any representations to any offeree of the securities regarding the legality of investment therein by such offeree under applicable legal investment or similar laws.

These securities have not been qualified or otherwise approved or disapproved by the California department of corporations under the California corporations code. These securities are offered in California in reliance upon an exemption from registration provided by sections 25100, 25102 or 25105 of the California Corporations Code. Accordingly, distribution of this memorandum and offers and sales of the securities referred to herein are strictly limited to persons who the company determines to have met certain financial and other requirements. This memorandum does not constitute an offer to sell or the solicitation of an offer to buy with respect to any other person.

The evolving nature of a manufacturing based businesses increases these uncertainties. You must consider the company’s business prospects in light of the risks, uncertainties, and problems frequently encountered by companies with limited operating histories.

The Company’s success depends upon the services of a number of key employees, specifically Paul Spivak (sole executive officer and director), and will depend upon certain other additional key employees who are expected to be hired after the offering. The loss of the services of one or more of these key employees could harm the company’s business. The Company’s success also depends upon its ability to attract highly skilled new employees. competition for such employees is intense in the industry in which it operates. If the Company is unable to compete successfully for key employees, its results of operations, financial condition, business and prospects could be adversely affected.

A downturn in economic conditions in one or more of its markets could have a material adverse effect on the results of operations, financial condition, business and prospects. Although the Company attempts to stay informed of consumer preferences, any sustained failure to identify and respond to trends could have a material adverse effect on its results of operations, financial condition, business and prospects.

The Company’s ability to manage its growth effectively will require it to continue to improve its operational, financial and management controls and information systems to accurately forecast sales demand, to manage its operating costs, manage its marketing programs in conjunction with an emerging market, and attract, train, motivate and manage its employees and sales force effectively. If management fails to manage the expected growth, the Company’s results of operations, financial condition, business and prospects could be adversely affected. In addition, the Company’s growth strategy may depend on effectively integrating future entities, which requires cooperative efforts from the Manager and employees of the respective business entities. If the Company’s management is unable to effectively integrate its various business entities, its results of operations, financial condition, business and prospects could be adversely affected.

Although the Company believes that it will provide a broad and competitive range of services, there can be no assurance of acceptance by the marketplace. Continued growth may be dependent upon the current results achieved, upon pricing and operational considerations, as well as the potential need for continuing improvement to existing services. Moreover, the markets for such services may not develop as expected nor can there be any assurance that the Company will be successful in its marketing of any such services.

The Company is conducting this Offering on a “best efforts” basis without a minimum amount required. If the Company is not successful in raising at least a substantial portion of the gross amount it is seeking in this Offering, the Company will be required to seek additional financing sooner than anticipated and will not be able to pursue its complete business strategy or meet its operating plan. If additional capital is required, there is no assurance that the Company will be able to do so on commercially reasonable terms, if at all. No commitment for any additional financings exists at the present. Even if the maximum gross proceeds are raised in this Offering, the Company may require additional capital in the future to fully execute its business plan. There is no assurance that the Company will be able to do so on commercially reasonable terms, if at all. No commitment for any additional financings exists at the present.

Management will have broad discretion in the application of the net proceeds from this Offering and could spend the proceeds in ways that do not necessarily improve its results of operations or enhance the value of its Notes. The failure by management to apply these funds effectively could result in financial losses that could have a material adverse effect on the Company’s results of operations, financial condition, business and prospects.

The terms of the Note were arbitrarily determined by the Company and bear no relationship to earnings, asset values, book value or any other recognized criteria of value.

The Company has not retained any independent professionals to review or comment on this offering or otherwise protect the interests of the investors hereunder. Although the Company has its own counsel, neither such law firm nor any other law firm, has made, on behalf of the investors, any investigation of the merits or the fairness of the offering or of any factual matters represented herein, and purchasers of the Notes should not rely on the law firms so retained with respect to any matters described in this Agreement. Prior to making an investment in our securities, all potential investors should consult with their own legal, financial and tax advisers.

There may be tax consequences to investors in this Offering with respect to the sale of the Securities offered hereunder. This Agreement does not contain any tax advice with respect to an investment in this Offering. It is the obligation of each investor to determine his or her individual tax consequences under the laws of their respective country or countries of taxation, and all taxing authorities therein, to which they may be subject.

EXHIBIT C

Unaudited Financial Statements for the quarter ended June 30, 2019

OTC Management Disclosure Statement

filed by the Company with OTC Markets

EXHIBIT D

Wire Transfer Instructions

DOMESTIC WIRES

Huntington National Bank

ABA#:  044-000-024

Account: 01662535187

Swift Code: HUNTUS33

Please include the following information:

Beneficiary Name: U.S. Lighting Group, Inc.

Beneficiary Full Address : 34099 Melinz Parkway, Unit E, Eastlake, OH 44095